EXHIBIT 10.26


          FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of January 9, 2002 (the "Amendment"), is by and between MIDWEST EXPRESS HOLDINGS, INC. (the "Borrower"), the lenders party hereto and U.S. BANK NATIONAL ASSOCIATION, d/b/a FIRSTAR BANK, N.A. as Agent (the "Agent").

                                    RECITALS

     WHEREAS, the Borrower is party to that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001 (the "Credit Agreement"), by and among the Borrower, the lenders party thereto (each, a "Lender" and collectively, the "Lenders") and the Agent; and

     WHEREAS, the Borrower, the Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth herein.

     IN CONSIDERATION of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used in this Amendment but not defined herein shall have the definitions assigned in the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

     The Credit Agreement is amended as follows:

     2.1 Section 1 - Definitions. Section 1 is amended by creating a new definition entitled "Availability" to be inserted in the appropriate alphabetical order and to read as follows:

          "Availability" means the result of: (i) the lesser of (a) the Borrowing Base and (b) the aggregate of the Revolving Committed Amounts, minus (ii) the sum of (x) the aggregate amount of all outstanding Revolving Loans, plus (y) the aggregate amount of all outstanding LOC Obligations, plus (z) the aggregate amount of all outstanding Swing Line Loans.

     2.2 Section 1 - Definitions - Borrowing Base. The definition of "Borrowing Base" contained in Section 1 is amended in its entirety to read as follows:

          "Borrowing Base" means the sum of (i) the Personal Property Borrowing Base and (ii) the Real Property Borrowing Base.

     2.3 Section 1 - Definitions - Consolidated Net Income. The definition of "Consolidated Net Income" Section 1 is amended in its entirety to read as follows:

          "Consolidated Net Income" means for any period, the net income of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding those asset impairment charges, if any, which the Agent and the Required Banks may agree in writing to exclude. The applicable period shall be for the four consecutive quarters ending on the date of computation, unless otherwise expressly stated herein.

     2.4 Section 1 - Definitions - Credit Documents. The definition of "Credit Documents" contained in Section 1 is amended in its entirety to read as follows:

          "Credit Documents" means the Credit Agreement, the Notes, the Guaranty, the Parent Security Agreement, the Subsidiary Security Agreement, the Aircraft Security Agreement, the Parent Pledge Agreement, the Subsidiary Pledge Agreement, the Mortgage (upon execution and delivery thereof), any LOC Document, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

     2.5 Section 1 - Definitions. Section 1 is amended by creating a new definition entitled "Eligible Account" to be inserted in the appropriate alphabetical order and to read as follows:

          "Eligible Account" shall mean an account receivable owing to the Borrower or a Guarantor which:

          (i) arose from the performance of services by the Borrower or applicable Guarantor or from a bona fide sale of goods which have been delivered or shipped to the account debtor and for which the Borrower or such Guarantor has genuine invoices, shipping documents or receipts;

          (ii) is payable thirty (30) days or less after the earliest of performance of services, delivery of goods or date of invoices, and is not more than ninety (90) days past due;

          (iii) is genuine and enforceable against the account debtor for the full amount thereof and is not subject to any setoff, credit, allowance or adjustment;

          (iv) is owed by an account debtor which is located in the United States or Canada;

          (v) is owed by an account debtor which has neither returned the goods nor disputed its liability with respect to such account receivable;

          (vi) is owed by an account debtor as to whom neither the Borrower nor any Guarantor has no actual notice or actual knowledge of anything which might impair its credit standing;

          (vii) is an account with respect to which the account debtor is not the subject of bankruptcy or a similar insolvency proceeding or has not made an assignment for the benefit of creditors or whose assets have not been conveyed to a receiver or trustee;

          (viii) does not arise out of a transaction in which a bond has been issued guaranteeing the performance of the Borrower or applicable Guarantor;

          (ix) is owned by the Borrower or applicable Guarantor free and clear of any Liens (other than those of the Agent for the benefit of the Lenders and those permitted by subsections (iii),
     (iv) and (xiii) of the definition of "Permitted Liens");

          (x) is not owed by an account debtor who is obligated on accounts receivable owed to the Borrower or applicable Guarantor more than 10% of the aggregate unpaid balance of which have been past due for longer than the relevant period specified in subsection (ii) above;

          (xi) is an account receivable on which the Agent shall have a first priority perfected Lien thereon for the benefit of the Lenders;

          (xii) is owed by an account debtor which is not the United States of America, any state, municipality or any branch, department or agency thereof;

          (xiii) is not an account with respect to which the account debtor's obligation to pay the amount is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return rights; and

          (xiv) is not an account with respect to which the account debtor is an Affiliate of the Borrower or any Guarantor.

     2.6 Section 1 - Definitions. Section 1 is amended by creating a new definition entitled "Eligible Inventory" to be inserted in the appropriate alphabetical order and to read as follows:

          "Eligible Inventory" shall mean inventory that meets these specifications:

          (i) it is owned by one or more of the Borrower and the Guarantors free of all Liens (other than the Lien of the Agent for the benefit of the Lenders and any Lien permitted by subsections (iii), (iv) and (xiii) of the definition of "Permitted Liens");

          (ii) no UCC filing is on file covering its products or proceeds (other than those of the Agent for the benefit of the Lenders and those permitted by subsections (iii), (iv) and (xiii) of the definition of "Permitted Liens");

          (iii) it is in good condition and not obsolete; and

          (iv) the Agent shall have a first priority perfected Lien thereon for the benefit of the Lenders.

     2.7 Section 1 - Definitions. Section 1 is amended by creating a new definition entitled "Eligible Other Equipment" to be inserted in the appropriate alphabetical order and to read as follows:

          "Eligible Other Equipment" means all equipment other than the aircraft and engines listed on Schedule 1.1 and office equipment and furniture that meet these specifications:

          (i) it is owned by one or more of the Borrower and the Guarantors free of all Liens (other than the Lien of the Agent for the benefit of the Lenders and any Lien permitted by subsections (iii), (iv) and (xiii) of the definition of "Permitted Liens");

          (ii) no UCC or FAA filing is on file covering its products or proceeds (other than those of the Agent for the benefit of the Lenders and those permitted by subsections (iii), (iv) and (xiii) of the definition of "Permitted Liens");

          (iii) it is in good condition; and

          (iv) the Agent shall have a first priority perfected Lien thereon for the benefit of the Lenders.

     2.8 Section 1 - Definitions. Section 1 is amended by creating a new definition entitled "Gross Exposure" to be inserted in the appropriate alphabetical order and to read as follows:

          "Gross Exposure" means Gross Exposure as defined in the Card Processing Agreement or any comparable term in any Replacement Card Processing Agreement.

     2.9 Section 1 - Definitions. Section 1 is amended by creating a new definition entitled "Mortgage" to be inserted in the appropriate alphabetical order and to read as follows:

          "Mortgage" means the Mortgage, Security Agreement and
     Fixture Filing granting the Agent a Lien on the headquarters of the Borrower located at 6744 South Howell Avenue, Oak Creek,
     Wisconsin.

     2.10 Section 1 - Definitions. Section 1 is amended by creating a new definition entitled "Personal Property Borrowing Base" to be inserted in the appropriate alphabetical order and to read as follows:

          "Personal Property Borrowing Base" means the lesser of (1) $45,000,000 and (ii) the sum of (a) 51% of Appraisal Value of Eligible DC-9 Aircraft, (b) 75% of Appraisal Value of Eligible Other Aircraft, (c) 80% of the face amount of Eligible Accounts,
     (d) 50% of the net book value of Eligible Inventory, and (e) 50% of the net book value of Eligible Other Equipment.

     2.11 Section 1 - Definitions. Section 1 is amended by creating a new definition entitled "Real Property Borrowing Base" to be inserted in the appropriate alphabetical order and to read as follows:

          "Real Property Borrowing Base" means (i) $0.00 prior to the date that the Borrower shall have complied fully with Section 4.3 of this Agreement, and (ii) after the date that the Borrower shall have complied fully with Section 4.3 of this Agreement, the lesser of (a) $10,000,000 and (b) 75% of the result of (1) the appraised value of the real property covered by the Mortgage minus (2) the AAL Loan.

     2.12 Section 1 - Definitions - Replacement Card Processing Agreement. The definition of "Replacement Card Processing Agreement" contained in Section 1 is amended in its entirety to read as follows:

          "Replacement Card Processing Agreement" means (i) the Card Processing Agreement, after giving effect to any amendment, modification or restatement thereof after the Closing Date, or
     (ii) any new agreement between a Replacement Card Processor and Midwest Express Airlines to provide card processing services for Midwest Express Airlines substantially comparable to the services provided by the Card Processor under the Card Processing Agreement (as the same may be amended, restated or modified), containing terms and conditions substantially comparable or less burdensome to Midwest Express Airlines to those set forth in the Card Processing Agreement.

     2.13 Section 4.3 - Conditions to Implementation of Real Property Borrowing Base. A new Section 4.3 is added to the Credit Agreement to read as follows:

          4.3 Conditions to Implementation of Real Property Borrowing Base. The implementation of the Real Property Borrowing Base shall occur upon the receipt by the Agent of the following documents, all in form and substance reasonably satisfactory to the Agent and the Required Lenders:

          (a) the Mortgage duly executed by Midwest Express Airlines;

          (b) a lender's title insurance policy in an amount not less than the appraised value (as determined by the appraisal required under Section 4.3(c) below) from a title insurance company acceptable to the Agent and the Lenders insuring that Midwest Express Airlines is the owner of the real property of Midwest Express Airlines described in the Mortgage and disclosing no Liens other than Permitted Liens and with such endorsements and affirmative coverages as the Agent or the Lenders may reasonably require;

          (c) an appraisal by an appraiser satisfactory to the Agent and the Lenders covering the real property of Midwest Express Airlines described in the Mortgage and which complies with the Uniform Standards of Professional Appraisal Practice and with all regulatory requirements for appraisals applicable to the Lenders and which appraisal may be relied upon by Aid Association for Lutherans;

          (d) a current survey of the real property of Midwest Express Airlines described in the Mortgage certified to the Agent and the title insurance company by a surveyor acceptable to the Agent and the Lenders and prepared in accordance with the "minimum Standard Detail Requirements" for ALTA/ACSM Land Title Surveys, certifying that the improvements on the real estate are not in a flood plain and covering such other matters as the Agent may reasonably request;

          (e) a phase I environmental audit covering the real property of Midwest Express Airlines described in the Mortgage revealing no environmental condition other than those reasonably acceptable to the Agent and the Lenders;

          (f) a consent from Aid Association for Lutherans consenting to the execution and delivery of the Mortgage by Midwest Express Airlines; and

          (g) such additional documents and materials as the Agent or Required Lenders may reasonably request.

     2.14 Section 6.4(h) - Reporting Requirements. A new Section 6.4(h) of the Credit Agreement is created to read as follows:

          (h) On Tuesday of each week (and on the next Business Day of any week in which Tuesday is not a Business Day) an executed certificate in the form of Exhibit 6.4(h) containing information as of the preceding Friday.

     2.15 Section 7.13 - Minimum Cash Balances. A new Section 7.13 of the Credit Agreement is created to read as follows:

          7.13 Minimum Cash Balances. The Borrower shall not permit the sum of its and the Guarantors' aggregate balances of cash and cash equivalents (including the Deposit (as defined in the Card Processing Agreement) and any substantially similar deposit, reserve or holdback under any Replacement Card Processing Agreement but excluding any other holdback, escrow or similar reserve of funds by any other credit card processor) plus the Availability to be less than $25,000,000 at any time.

     2.16 Section 8(d) - Events of Default. Section 8(d) of the Credit Agreement is amended in its entirety to read as follows:

          (d)(i) Borrower shall default in the due performance or observance of Section 6.4, 6.11, 6.12, 6.13, 7.3, 7.12 or 7.13,
     or (ii) Borrower or any Guarantor shall default in the observance or performance of any other term, covenant or agreement contained herein or in any of the other Credit Documents (other than as described in subsections 8(a), 8(b), 8(c) or 8(d)(i) above), and such default shall continue unremedied for a period of 30 days or more after written notice thereof from the Agent or the Required Lenders; or

     2.17 Section 8(1) - Events of Default. Section 8(1) of the Credit Agreement is amended in its entirety to read as follows:

          (1) The Card Processing Agreement or any Replacement Card Processing Agreement is terminated and not replaced simultaneously with a Replacement Card Processing Agreement, an "event of default" or "termination event" (after giving effect to any applicable grace period or notice period) occurs under the Card Processing Agreement or any Replacement Card Processing Agreement or there is an immediately effective requirement under the Card Processing Agreement or a Replacement Card Processing Agreement that the Deposit or Reserved Funds (as both terms are defined in the Card Processing Agreement) or any other holdback, escrow or similar reserve of funds exceed 75% of the Gross Exposure and the Card Processor-or Replacement Card Processor has in fact enforced such requirement;

     2.18 Schedule 1.1 - Eligible Aircraft DC-9 Aircraft And Eligible Other Aircraft. Schedule 1.1 to the Credit Agreement is replaced by Schedule 1.1 attached to this Amendment.

     2.19 Exhibit 4.1(1) - Borrowing Base Certificate. Exhibit 4.1(1) of the Credit Agreement is replaced by Exhibit 4.1(1) attached to this Amendment.

     2.20 Exhibit 6.4(h) - Cash Balances Certificate. A new Exhibit 6.4(h) is added to the Credit Agreement in the form of Exhibit 6.4(h) attached to this Amendment.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants to the Agent and the Lenders that:

     3.1 Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

     3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, have been duly authorized by all necessary corporate action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of incorporation or bylaws of the Borrower or any agreement to which the Borrower is a party or by which it is bound.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1 Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

     4.2 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

     4.3 Governing Law. This Amendment shall be governed by the laws of the State of Wisconsin.

     4.4 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

     4.5 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.6 Effectiveness. This Amendment shall be effective upon the satisfaction of all of the following conditions:

     (a) receipt by the Agent of this Amendment executed by the Borrower;

     (b) execution and delivery to the Agent of a Reaffirmation of Guarantor by the Guarantors;

     (c) receipt by the Agent of a Borrowing Base Certificate executed by the Borrower, dated as of November 30, 2001, giving effect to this Amendment; and

     (d) such additional supporting documents and materials as the Agent or Lenders may reasonably request.

                                   ARTICLE V

                              RELEASE OF COLLATERAL

     Each of the undersigned Lenders consents to the release of the McDonnell Douglas DC-9-14 aircraft having the registration number N400ME and the serial number 45727.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Senior Secured Revolving Credit Agreement as of the day and year first written above.

                             MIDWEST EXPRESS HOLDINGS, INC.


                             By: /s/ Robert S. Bahlman
                                 -----------------------------------------------
                             Title: CFO
                                    --------------------------------------------


                             U.S. BANK NATIONAL ASSOCIATION, d/b/a FIRSTAR
                             BANK, N.A. in its capacity as Agent and as a Lender


                             By: /s/ Authorized Representative
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------


                             M&I MARSHALL & ILSLEY BANK


                             By: /s/ Authorized Representative
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------


                             Attest: /s/ Authorized Representative
                                     -------------------------------------------
                             Title: Vice President
                                    --------------------------------------------


                             BANK ONE, NA (Main Office Chicago)


                             By:
                                 -----------------------------------------------
                             Title:
                                    --------------------------------------------

                            REAFFIRMATION OF GUARANTY


     Each of the undersigned (each a "Guarantor") executed a Subsidiary Guaranty (each a "Guaranty") dated as of August 31, 2001 in favor of the Lenders (as defined in each Guaranty) pursuant to which each Guarantor guaranteed certain obligations owed by Midwest Express Holdings, Inc. (the "Borrower") to the Lenders, including, without limitation, all debts, liabilities, obligations, covenants and agreements of the Borrower in that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001 (the "Credit Agreement"), by and between the Borrower, the Lenders and U.S. Bank National Association, d/b/a Firstar Bank, N.A. as Agent for the Lenders, and related agreements, as amended. Each Guarantor acknowledges the First Amendment to Senior Secured Revolving Credit Agreement and hereby agrees that it shall remain liable under its Guaranty for all amounts owed pursuant to the Credit Agreement, as amended by the Amendment, and the related agreements.

     January 9, 2002.

                                    MIDWEST EXPRESS AIRLINES, INC.


                                    By: /s/ Robert S. Bahlman
                                        ----------------------------------------
                                    Title: CFO
                                           -------------------------------------


                                    ASTRAL AVIATION INC.


                                    By: /s/ Robert S. Bahlman
                                        ----------------------------------------
                                    Title: CFO
                                           -------------------------------------


                                    MIDWEST EXPRESS SERVICES INC. -OMAHA, INC.


                                    By: /s/ Robert S. Bahlman
                                        ----------------------------------------
                                    Title: President
                                           -------------------------------------

                                    MIDWEST EXPRESS SERVICES - KANSAS CITY, INC.

                                    By: /s/ Robert S. Bahlman
                                        ----------------------------------------
                                    Title: President
                                           -------------------------------------


                                    YX PROPERTIES, LLC


                                    By: /s/ Robert S. Bahlman
                                        ----------------------------------------
                                    Title: President
                                           -------------------------------------

                                  SCHEDULE 1.1

               ELIGIBLE DC-9 AIRCRAFT and ELIGIBLE OTHER AIRCRAFT

                                    Airplanes
                                    ---------

Manufacturer                  Type/Model              Reg #           Serial #
------------                  ----------              -----           --------
McDonnell Douglas               DC-9-14               N80ME             45795
McDonnell Douglas               DC-9-15               N300ME            45718
McDonnell Douglas               DC-9-14               N500ME            45711
McDonnell Douglas               DC-9-14               N600ME            45725
McDonnell Douglas               DC-9-14               N700ME            45696
McDonnell Douglas               DC-9-14               N800ME            45842
McDonnell Douglas               DC-9-15               N900ME            45841
McDonnell Douglas               DC-9-32               N301ME            47190
McDonnell Douglas               DC-9-32               N302ME            47102
McDonnell Douglas               DC-9-32               N401ME            47133
McDonnell Douglas               DC-9-32               N501ME            47132
McDonnell Douglas               DC-9-32               N502ME            48132
McDonnell Douglas               DC-9-32               N602ME            48133
McDonnell Douglas               MD-8 1                N804ME            48030
McDonnell Douglas               MD-8 1                N806ME            48032
McDonnell Douglas               MD-8 1                N807ME            48033
McDonnell Douglas                MD-82                N809ME            48071
McDonnell Douglas                MD-82                N810ME            48072
McDonnell Douglas                MD-8l                N812ME            48006
McDonnell Douglas                MD-81                N813ME            48007
McDonnell Douglas                MD-81                N814ME            48010

                                     Engines
                                     -------

                                                                       Engine
Manufacturer                     Model                                Serial #
------------                     -----                                --------
Pratt & Whitney                 JT8D-7B                                649315
Pratt & Whitney                 JT8D-7B                                654665
Pratt & Whitney                 JT8D-7B                                649644
Pratt & Whitney                 JT8D-7B                                655098
Pratt & Whitney                 JT8D-7B                                649674
Pratt & Whitney                 JT8D-7B                                654050
Pratt & Whitney                 JT8D-7B                                657573
Pratt & Whitney                 JT8D-7B                                656030
Pratt & Whitney                 JT8D-7B                                656920
Pratt & Whitney                 JT8D-7B                                657106
Pratt & Whitney                 JT8D-7B                                649351
Pratt & Whitney                 JT8D-7B                                654159
Pratt & Whitney                 JT8D-7B                                654071

Pratt & Whitney                 JT8D-7B                                649302
Pratt & Whitney                 JT8D-7B                                657758
Pratt & Whitney                 JT8D-9A                                657218
Pratt & Whitney                 JT8D-9A                                667198
Pratt & Whitney                 JT8D-9A                                665298
Pratt & Whitney                 JT8D-7B                                648927
Pratt & Whitney                 JT8D-7B                                654619
Pratt & Whitney                 JT8D-7B                                654563
Pratt & Whitney                 JT8D-7B                                666283
Pratt & Whitney                 JT8D-9A                                667199
Pratt & Whitney                 JT8D-9A                                707308
Pratt & Whitney                 JT8D-9A                                667173
Pratt & Whitney                 JT8D-9A                                657744
Pratt & Whitney                JT8D-200                                718492
Pratt & Whitney                JT8D-200                                718441
Pratt & Whitney                JT8D-200                                725406
Pratt & Whitney                JT8D-200                                725624
Pratt & Whitney                JT8D-200                                725472
Pratt & Whitney                JT8D-200                                725625
Pratt & Whitney                JT8D-200                                725987
Pratt & Whitney                JT8D-200                                717871
Pratt & Whitney                JT8D-200                                696360
Pratt & Whitney                JT8D-200                                725623
Pratt & Whitney                JT8D-200                                725756
Pratt & Whitney                JT8D-200                                726864
Pratt & Whitney                JT8D-200                                716739
Pratt & Whitney                JT8D-200                                696405
Pratt & Whitney                JT8D-200                                718443
Pratt & Whitney                JT8D-200                                725351
Pratt & Whitney                 JT8D-7B                                653347
Pratt & Whitney                 JT8D-7B                                657395
Pratt & Whitney                 JT8D-7B                                649629
Pratt & Whitney                 JT8D-7B                                665799

                                 EXHIBIT 4.1(1)

                           BORROWING BASE CERTIFICATE


                     Computation Date: ______________, 200_


U.S. Bank National Association,
d/b/a Firstar Bank, N.A.
777 East Wisconsin Avenue
Milwaukee WI  53202

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI  53202

Bank One, NA
111 East Wisconsin Avenue
Milwaukee WI  53202

Gentlemen:

     This certificate is delivered to you pursuant to the Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, by and among MIDWEST EXPRESS HOLDINGS, INC. (the "Borrower"), the several lenders identified on the signature pages thereto and such other lenders as may from time to time become a party thereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION, d/b/a FIRSTAR BANK, N.A., as agent for the Lenders (in such capacity, the "Agent"). The defined terms in the Credit Agreement are used herein with the same meanings as specified in the Credit Agreement and all references to "Sections" are to Sections of the Credit Agreement.

     Borrower hereby represents and warrants to the Lenders that the following is a true and correct computation of the Borrowing Base as of the Computation
Date:

A.   DC-9 Aircraft

     (1)  Appraisal Value of DC-9 aircraft and
          engines listed on Schedule 1.1 of the
          Credit Agreement                               $_________

     (2)  Less Appraisal Value of aircraft and
          engines not meeting the specifications
          of Eligible DC-9 Aircraft                      $_________

     (3)  Appraisal Value of Eligible DC-9 Aircraft      $_________

     (4)  51% of A(3)                                               $_________

B.   Other Aircraft

     (1)  Appraisal Value of aircraft and engines
          listed on Schedule 1.1 of the Credit
          Agreement (other than DC-9 aircraft and
          engines)                                       $_________


     (2)  Less Appraisal Value of aircraft and
          engines not meeting the specifications of
          Eligible Other Aircraft                        $_________

     (3)  Appraisal Value of Eligible Other Aircraft     $_________

     (4)  75% of B(3)                                               $_________

C.   Accounts Receivable

     (1)  Total Accounts Receivable                      $_________

     (2)  Less face amount of accounts not meeting
          specifications of Eligible Accounts
          Receivable                                     $_________

     (3)  Eligible Accounts Receivable                   $_________

     (4)  80% of C(3)                                               $_________

D.   Inventory

     (1)  Total net book value of Inventory              $_________

     (2)  Less net book value of inventory not
          meeting specifications of Eligible
          Inventory                                      $_________

     (3)  Eligible Inventory                             $_________

     (4)  50% of D(3)                                               $_________

E.   Other Equipment

     (1)  Net book value of other equipment              $_________

     (2)  Less net book value of other equipment
          not meeting the specifications of
          Eligible Other Equipment                       $_________

     (3)  Net book value of Eligible Other Equipment     $_________

     (4)  50% of E(3)                                               $_________

F.   Sum of A(4), B(4), C(4), D(4) and E(4)                         $_________

G.   Personal Property Borrowing Base [lesser of
     $45,000,000 and F]                                             $_________

H.   Headquarters Equity

     (1)  Appraised value of headquarters                $_________

     (2)  Less AAL Loan                                  $_________

     (3)  Total headquarters equity                      $_________

     (4)  75% of H(3)                                    $_________

I.   Real Property Borrowing Base (insert $0.00
     until the date when the Borrower shall have
     complied fully with Section 4.3; thereafter
     insert the lessor of $10,000,000 and amount
     set forth in H(4))                                  $_________

J.   Borrowing Base [Sum of G and I]                     $_________

K.   Revolving Loans

     (1)  The outstanding amount of all Revolving
          Loans is                                       $_________

     (2)  The amount, if any, of additional
          Revolving Loans now applied for is             $_________

     (3)  After such additional Revolving Loans are
          made, the  total of all outstanding
          Revolving Loans will be                                   $_________

L.   LOC Obligations

     (1)  The outstanding amount of all LOC
          Obligations is                                 $_________

     (2)  The amount, if any, of additional Letters
          of Credit now applied for is                   $_________

     (3)  After such additional Letters of Credit
          are issued, the total of all outstanding
          LOC Obligations will be                        $_________

M.   Swing Line Loans

     (1)  The outstanding amount of all Swing Line
          Loans is                                       $_________

     (2)  The amount, if any, of additional Swing
          Line Loans now applied for is                  $_________

     (3)  After such additional Swing Line Loans
          are made, the total of all outstanding
          Swing Line Loans will be                                  $_________

N.   Total of K(3) plus L(3) plus M(3)                              $_________



N does not exceed the lesser of J and the Commitment:    _____ Yes     _____ No

The Borrower hereby represents and warrants that, except as previously disclosed to the Agent in writing pursuant to Section 6.10 of the Credit Agreement:

     (i) no Default or Event of Default has occurred and is continuing;

     (ii) no event of any type described in such Section 6.10 of the Credit Agreement has occurred since the date of the Credit Agreement; and

     (iii) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all respects on the date hereof as if made on this date.

                                    MIDWEST EXPRESS HOLDINGS, INC.


                                    By:
                                        ----------------------------------------
                                    Name Printed:
                                                  ------------------------------
                                    Title:
                                           -------------------------------------

                                 EXHIBIT 6.4(h)

                            CASH BALANCES CERTIFICATE

                  Computation Date: ____________________, 200_


U.S. Bank National Association,
d/b/a Firstar Bank, N.A.
777 East Wisconsin Avenue
Milwaukee WI  53202

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI  53202

Bank One, NA
111 East Wisconsin Avenue
Milwaukee WI  53202

Gentlemen:

     This certificate is delivered to you pursuant to the Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, by and among MIDWEST EXPRESS HOLDINGS, INC. (the "Borrower"), the several lenders identified on the signature pages thereto and such other lenders as may from time to time become a party thereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION, d/b/a FIRSTAR BANK, N.A., as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used in this certificate shall have the meanings given to them in the Credit Agreement.

     Borrower hereby represents and warrants to the Lenders that the following is true and correct as of the Computation Date:

     (1)  Unrestricted cash balances                     $__________

     (2)  Deposits under the Card Processing
          Agreement or a Replacement Card
          Processing Agreement                           $__________

     (3)  Availability                                   $__________

     (4)  Total (Sum of(l), (2) and (3))


                                    MID WEST EXPRESS HOLDINGS, INC.


                                    By:
                                        ----------------------------------------
                                    Name Printed:
                                                  ------------------------------
                                    Title:
                                           -------------------------------------